UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  JANUARY 7, 2005

                         COMMISSION FILE NO.:  000-49933

                         NATIONAL PARKING SYSTEMS, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              NEVADA                                      95-4886472
------------------------------                 ---------------------------------
  (STATE OR OTHER JURISDICTION                 (IRS EMPLOYER IDENTIFICATION NO.)
         OF INCORPORATION)

              200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA 30350
                -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (770)650-1733
                                 --------------
                            (ISSUER TELEPHONE NUMBER)

                      CASCADE MOUNTAIN MINING COMPANY, INC.
                          ----------------------------
                                  (FORMER NAME)

This Amended 8-K is being filed to update the new trading Symbol which the Company will now trade under.

ITEM 8.01 OTHER EVENTS.

National Parking Systems, Inc., formerly Cascade Mountain Mining Company, Inc. (the "Company") filed a Certificate of Amendment ("Amendment") to its Articles of Incorporation with the Secretary of State of Nevada, which became effective January 7, 2005, to affect a name change, re-authorize shares, affect a reverse stock split, and reauthorize the par value of its common stock. The Amendment affected a name change of the Company to "National Parking Systems, Inc.", affected a 1:4,000 reverse stock split, re-authorized 300,000,000 shares of common stock, par value $.001 per share, and re-authorized 10,000,000 shares of preferred stock, par value $.001 per share.

The board of directors of the Company is granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the preferred stock in any number of classes or series within such classes and to set all terms of such preferred stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preferences, rights, privileges, qualifications, restrictions and limitations of each class or series of the preferred stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

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The  Amendment  was  approved by the Company's majority shareholder by a written consent to action without a meeting on December 31, 2004 ("Written Consent"). Notice of the Written Consent was given to the shareholders of the Company in an Information Statement mailed to the shareholders of the Company on or about December 8, 2004. The number of shares of the Company outstanding as of the record date of the Written Consent was 300,000,000 shares and the number of shares entitled to vote was the same. The number of shares which voted to approve the Amendment was 162,510,604 shares, which represented a majority of the issued and outstanding shares of the Company.

As a result of the name change, the Company's common stock will trade under the new stock symbol "NPKG" beginning on January 7, 2005.

ITEM  9.01.          FINANCIAL  STATEMENTS  AND  EXHIBITS

c)     Exhibits:

3.1(1)     Certificate of Amendment to the Company's Articles of Incorporation

(1) Filed as Exhibit 3.1 to the report on Form 8-K filed on January 7, 2005, and incorporated herein by reference.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Parking Systems, Inc.

January 10, 2005

/s/ Marc Ebersole
-------------------------
Marc Ebersole
Chief Executive Officer

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